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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):        July 1, 2004
                                                  ---------------------------



                            BANCINSURANCE CORPORATION
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             (Exact name of registrant as specified in its charter)



           OHIO                         0-8738                   31-0790882
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(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)



     250 EAST BROAD STREET, 10th FLOOR, COLUMBUS, OHIO                43215
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          (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code         (614) 220-5220
                                                   ----------------------------



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          (Former name or former address, if changed since last report)




                         Index to Exhibits is on Page 3.

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Item 7.  Financial Statements and Exhibits

         (a)   None required.

         (b)   None required.

         (c)   Exhibits.

               99.1     Press Release issued July 1, 2004

               99.2     Press Release issued July 1, 2004

Item 9.  Regulation FD Disclosure

         On July 1, 2004, Bancinsurance Corporation issued a press release announcing that its Board of Directors has increased the number of directors to eight and elected Douglas G. Borror a director effective July 1, 2004.

         On July 1, 2004, Bancinsurance Corporation issued a press release announcing that Sally J. Cress, its Principal Financial Officer, will be retiring effective September 1, 2004. Bancinsurance Corporation simultaneously announced the appointment of Matthew C. Nolan to succeed Mrs. Cress as the Company's Principal Financial Officer, effective July 1, 2004.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             BANCINSURANCE CORPORATION



Date:  July 1, 2004                          By:      /s/ John S. Sokol
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                                                John S. Sokol, President




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                                INDEX TO EXHIBITS


Exhibit Number                        Description
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    99.1                   Press Release issued July 1, 2004

    99.2                   Press Release issued July 1, 2004


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